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                                                                    Exhibit 10.1

                     SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT


               This SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT is made effective as of December 10, 2002, by and among Chester National Bank, a national bank, Chester Bancorp, Inc., A Delaware Corporation, and Edward K. Collins.

                  WHEREAS, the parties hereto previously entered into and executed that certain Employment Agreement dated October 4, 1996, as amended by that a First, Second, Third, Fourth and Fifth Amendment to Employment Agreement dated December 31, 1997, December 8, 1998, December 14, 1999, December 12, 2000, and December 11, 2001 (the "Employment Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Employment Agreement;

                  WHEREAS, the parties to the Employment Agreement desire to amend the Agreement to extend the term thereof for an additional year, as contemplated by Section 2 of the Employment Agreement;

                  WHEREAS, the Board of Directors of the Bank and Company has conducted a formal performance evaluation of the Executive for purposes of determining whether to extend the Employment Agreement, and has determined that such Employment Agreement should be extended for an additional year.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Employment Agreement, and upon the other terms and conditions hereinafter provided, the parties hereto agree that the term of the Employment Agreement is hereby extended until January 1, 2006 and all other terms and provisions of the Employment Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the 10th day of December 2002.


CHESTER NATIONAL BANK                       CHESTER BANCORP, INC.

By:                                         By:
   --------------------------------            ---------------------------------

Name: Robert H. Gross                      Name: Michael W. Welge
     ------------------------------             --------------------------------

Title: Vice President and Secretary         Title: Chairman, President and CFO
      -----------------------------               ------------------------------


EXECUTIVE


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Edward K. Collins
Chief Executive Officer
Secretary and Treasurer